                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                FORM 8-K/A-2

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): February 2, 1999



                        SKYLYNX COMMUNICATIONS, INC.
            -----------------------------------------------------
           (Exact name of registrant as specified in its charter)




  COLORADO                        0-24687                     84-1360029
---------------           -----------------------         -----------------
(State or other           (Commission file number)        (Employer Identi-
 incorporation)                                             fication No.)




          600 South Cherry Street, Suite 305, Denver, Colorado  80222
        -------------------------------------------------------------
           (Address of principal executive offices)    (Zip Code)



     Registrant's telephone number, including area code:  (303) 316-0400
    --------------------------------------------------------------------



                 103 Sarasota Quay, Sarasota, Florida 34236
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)




ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS
------    ---------------------------------

     (a)  Financial Statements
          --------------------

          Pursuant to Item 7(a)(4), the Registrant files herewith the following financial statements of the acquired business:

          InterAccess Corporation Audited Financial Statements

          Independent Auditor's Report

          Balance sheet as of December 31, 1998

          Statements of Operation and Accumulated Deficit for the year ended December 31, 1998 and inception to December 31, 1997

          Statements of Cash Flows for the years ended December 31, 1998 and December 31, 1997

          Notes to Financial Statements

     (b)  Pro Forma Financial Information
          -------------------------------

          Pursuant to Item 7(b) and Item 7(a)(4), the Registrant files herewith the following unaudited pro forma consolidated financial information:

          Pro Forma Consolidated Balance Sheet as of December 31, 1998

          Pro Forma Consolidated Statements of Operations for the year ended December 31, 1998

     The unaudited Pro Forma Consolidated Sheet as of December 31, 1998 and unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 1998 (collectively the Pro Forma Consolidated Financial Statements) give effect to the acquisition by SkyLynx Communications of certain assets of InterAccess Corporation. These transactions were accounted for as a purchase in accordance with the provisions of Accounting Principles Board Opinion Number 16.

     The Pro Forma Consolidated Statements of Operations were prepared assuming that the acquisition described above was consummated as of the beginning of each period presented. The Pro Forma Consolidated Balance Sheet includes the pro forma purchase accounting entries for the acquisition and was prepared assuming that the transaction was consummated as of January 1, 1998.

     The unaudited Pro Forma Consolidated Financial Statements are based upon historical consolidated and combined financial statements of the Registrant and InterAccess Corporation.

     The pro forma adjustments and the resulting Pro Forma Consolidated Financial Statements have been prepared based upon available information and certain assumptions and estimates deemed appropriate by the Registrant. A final determination of required purchase accounting adjustments and the allocation of the purchase price to the assets acquired based upon their respective fair values has not yet been made for the acquisition.

     The Pro Forma Consolidated Balance Sheet and the Pro Forma Consolidated Statements of Operations are not necessarily indicative of the results of operations that actually would have been achieved had the acquisition been consummated as of the dates indicated, or that may be achieved in the future. Furthermore, the Pro Forma Consolidated Financial Statements do not reflect changes that may occur as the result of post-combination activities and other matters.

     The Pro Forma Consolidated Financial Statements and notes thereto should be read in conjunction with the accompanying historical financial statements and notes thereto of InterAccess Corporation and the audited consolidated financial statements of the Registrant and subsidiaries included in its Annual Report on Form 10-KSB for the year ended December 31, 1998.

                              INTERACCESS CORP.
                              -----------------

                        Index to Financial Statements

                                                            Page
Independent auditors' report                                2

Balance sheet, December 31, 1998                            3

Statement of operations, year ended December 31, 1998       4

Statement of shareholder's deficit, January 1, 1998
     through December 31, 1998                              5

Statement of cash flows, year ended December 31, 1998       6

Summary of significant accounting policies                  7

Notes to financial statements                               9

To the Board of Directors and Shareholders
Interaccess Corp.


                        INDEPENDENT AUDITORS' REPORT

We have audited the accompanying balance sheet of Interaccess Corp. as of December 31, 1998, and the related statements of operations, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Interaccess Corp., as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




Cordovano and Harvey, P.C.
Denver, Colorado
April 16, 1999

                              INTERACCESS CORP.
                              -----------------

                                Balance Sheet

                              December 31, 1998

                                   ASSETS

CURRENT ASSETS
    Cash                                                   $     344
    Accounts receivable, net of allowance for
          uncollectible accounts totaling $50,100             19,321
                                                           ---------
                         TOTAL CURRENT ASSETS                 19,665

PROPERTY AND EQUIPMENT, less accumulated depreciation
    of $50,800 (Note C)                                       15,629
                                                           ---------
                                                           $  35,294


LIABILITIES AND SHAREHOLDER'S DEFICIT

CURRENT LIABILITIES
    Accounts payable                                       $  10,547
    Current maturities on advances payable,
          related parties (Note B)                            21,340
    Accrued interest expense, related party
          (Note B)                                             1,750
    Unearned revenue                                           5,795
    Other accrued expenses                                     2,506
                         TOTAL CURRENT LIABILITIES            41,938

SHAREHOLDERS' DEFICIT
    Common stock, no par value; 7,500 shares authorized;
       500 shares issued and outstanding                         100
    Retained deficit                                          (6,744)
                         TOTAL SHAREHOLDER'S DEFICIT          (6,644)
                                                             $35,294






       See accompanying summary of significant accounting policies and notes to the financial statements.

                              INTERACCESS CORP.
                              -----------------

                           Statement of Operations

                    For The Year Ended December 31, 1998


REVENUES
    Sales and                                          $  273,516
    Less: discounts                                       (11,225)
                                                       -----------
                              NET REVENUES                262,291
                                                       -----------

OPERATING COSTS AND EXPENSES
    Cost of sales and services                            139,773
    Salaries and payroll taxes                             69,847
    Consulting fees                                        15,901
    Rent, related party (Note B)                            6,425
    Professional fees                                       2,155
    Telephone                                               3,318
    Travel                                                    686
    Insurance                                               5,068
    Office and supplies                                     4,068
    Depreciation                                           18,486
    Other                                                   3,393
PROVISION FOR UNCOLLECTIBLE ACCOUNTS                       50,100
                                                       ----------
               TOTAL OPERATING COSTS AND EXPENSES         319,220
               LOSS FROM OPERATIONS                       (56,929)

NON-OPERATING (EXPENSE) INCOME
    Interest expense (Note B)                              (1,813)
    Interest income                                            41
                                                       -----------
    LOSS BEFORE INCOME TAXES                              (58,701)

INCOME TAXES (Note D)                                          -
                                                       -----------
               NET LOSS                                $  (58,701)

Basic weighted average common shares outstanding              500
Basic loss per common share                            $  (117.40)



       See accompanying summary of significant accounting policies and notes to the financial statements.
                              INTERACCESS CORP.
                              ----------------

                     Statement of Shareholder's Deficit

                  January 1, 1998 through December 31, 1998


                                   Additional               Total
               Common Stock        Paid-in        Retained  Shareholders'
               Shares    Par Value Capital        Deficit   Equity

Balance,
January 1,
1998            500      $  100    $    -         $ 51,957  $ 52,057

Net loss for
the year
ended
December 31,
1998 -           -            -         -         (58,701)   (58,701)

BALANCE,
DECEMBER 31,
1998            500      $ 100      $   -         $(6,744)  $ (6,644)




















  See accompanying summary of significant accounting policies and notes to the financial statements.




                                 INTERACCESS CORP.
                             ------------------

                           Statement of Cash Flows

                    For The Year Ended December 31, 1998



OPERATING ACTIVITIES
    Net loss                                                $ (58,701)

    Transactions not requiring cash:
       Depreciation                                            18,486
       Provision for uncollectible accounts                    44,100

    Changes in current assets and current liabilities:
       Increase in receivables and other current assets       (11,408)
       Increase in accounts payable and other
          current liabilities                                  22,017
                                                            ----------
            NET CASH PROVIDED BY OPERATING ACTIVITIES          14,494

INVESTING ACTIVITIES
    Purchases of equipment                                     (6,039)
                                                            ----------
            NET CASH (USED IN) INVESTING ACTIVITIES            (6,039)

FINANCING ACTIVITIES
    Principal debt payments                                   (13,248)
                                                            ----------
            NET CASH (USED IN) FINANCING ACTIVITIES           (13,248)

             NET INCREASE IN CASH                              (4,793)
Cash, beginning of period                                       5,137
                                                            ----------
             CASH, END OF PERIOD                            $     344

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
------------------------------------------------
Cash paid during the period for:
    Interest                                                $    -
    Income taxes                                            $    -



       See accompanying summary of significant accounting policies and notes to the financial statements.
                              INTERACCESS CORP.
                             ------------------

                 Summary of Significant Accounting Policies

                              December 31, 1998

Use of estimates
----------------
The preparation of the financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Accordingly, actual results could differ from those estimates.

Cash equivalents
----------------
For the purpose of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Property, equipment and depreciation
------------------------------------
Property and equipment is stated at cost and depreciated using the straight-line method over the estimated useful lives of the assets.
Maintenance and repair costs are charged to expense as incurred.  Gains or losses on disposition of property and equipment are reflected in income.

Revenues
--------
Revenues consist of monthly charged fees to members for Internet access,
Internet access consulting and for certain customers, hardware and other computer equipment.  Internet service revenues are recognized in the period services are provided.  Sales of products, such as computers and related equipment are recognized when the products are delivered. From time to time, Internet customers may prepay for Internet service.  Deferred revenue of $5,795 consists of payment received for services to be performed in future periods.

Income Taxes
------------
Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the recorded book basis and tax basis of assets and liabilities for financial and income tax reporting.
The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.
Deferred taxes are also recognized for operating losses that are available to offset future taxable income and tax credits that are available to offset future federal income taxes.

Fair value of financial instruments
-----------------------------------
The Company has determined, based on available market information and appropriate valuation methodologies, that the fair value of its financial instruments approximates carrying value.  The carrying amounts of cash, receivables, payables and other current liabilities approximate fair value due to the short-term maturity of the instruments.

                              INTERACCESS CORP.
                             ------------------

                 Summary of Significant Accounting Policies

                              December 31, 1998

Earnings per common share
-------------------------
Effective December 31, 1997, SFAS 128 "Earnings per Share" requires a dual presentation of earnings per share-basic and diluted.  Basic earnings per common share has been computed based on the weighted average number of common shares outstanding.  Diluted earnings per share reflects the increase in weighted average common shares outstanding that would result from the assumed exercise of outstanding stock options.  However, the
Company has a simple capital structure for the period presented and, therefore, there is no variance between the basic and diluted earnings per share.

Recently issued accounting pronouncements
-----------------------------------------
The Company has adopted the following new accounting pronouncements for the year ended December 31, 1998.  There was no effect on the financial statements presented from the adoption of the new pronouncements.  SFAS No.
130, "Reporting Comprehensive Income," requires the reporting and display of total comprehensive income and its components in a full set of general-
purpose financial statements.  SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," is based on the "management"
approach for reporting segments.  The management approach designates the internal organization that is used by management for making operating decisions and assessing performance as the source of the Company"s reportable segments.  SFAS No. 131 also requires disclosure about the
Company's products, the geographic areas in which it earns revenue and holds long-lived assets, and its major customers. SFAS No. 132, "Employers'
Disclosures about Pensions and Other Post-retirement Benefits," which requires additional disclosures about pension and other post-retirement benefit plans, but does not change the measurement or recognition of those plans.














                              INTERACCESS CORP.
                             ------------------

                        Notes to Financial Statements

December 31, 1998

Note A:   Nature of Organization
------    ----------------------
    Interaccess Corp. (the "Company") was incorporated in Florida on March
    29, 1995.  The Company is an Internet service provider that was formed to help members derive meaningful benefits from the extensive resources of the Internet.




Note B:   Related party transactions
------    --------------------------
    During the year ended December 31, 1998, the Company paid an affiliate
    $550 per month for office space on a month-to-month basis.  Rent expense for the year ended December 31, 1998 totaled $6,425.  The affiliate also charged the Company $2,973 for services provided during the year ended December 31, 1998.  The $2,973 is included in indebtedness to related parties in the accompanying financial statements.

    At January 1, 1998, the Company owed an officer $31,615 for working capital advances. The advances bear interest at seven percent and are due on demand. The Company repaid $13,248 during the year ended
    December 31, 1998.  The remaining balance of $18,367 at December 31,
    1998 is included in indebtedness to related parties in the accompanying balance sheet. Accrued interest on the advances totaled $1,750 at December 31, 1998 and is included as accrued interest expense, related party in the accompanying financial statements.

Note C:   Property and equipment
------    ----------------------
    Property and equipment consisted of the following at December 31, 1998:

          Furniture                          401
          Computer hardware               62,640
          Computer software                3,388
                                         ---------
                                          66,429
          Less accumulated depreciation  (50,800)
                                         ----------
                                         $15,629












                              INTERACCESS CORP.
                             -------------------

                        Notes to Financial Statements

                              December 31, 1998



Note D:   Income taxes
------    ------------
   A reconciliation of the U.S. statutory federal income tax rate to the effective rate follows for the year ended December 31, 1998:

          U.S. statutory federal rate                  16.48%
          State income tax rate, net of federal
               benefit                                  0.00%
          Net operating loss for which no tax
               benefit is currently available         -16.48%
                                                     ---------
                                                        0.00%

   Deferred taxes consisted of the following at December 31, 1998:

          Deferred tax asset, net operating loss
               carryforward                       $   9,675
          Valuation allowance                       ( 9,675)
                                                  ---------
               Net deferred taxes                 $     -

   The valuation allowance offsets the deferred tax assets for which there is no assurance of recovery. The change in the valuation allowance for the year ended December 31, 1998 totaled $9,675. The net operating loss carryforward expires through the year 2018.

   The valuation allowance will be evaluated at the end of each year, considering positive and negative evidence about whether the deferred tax asset will be realized. At that time, the allowance will either be increased or reduced; reduction could result in the complete elimination of the allowance if positive evidence indicates that the value of the deferred tax assets is no longer impaired and the allowance is no longer required.










                              INTERACCESS CORP.

Notes to Financial Statements

December 31, 1998

Note E:   Year 2000 compliance
------    --------------------
   The Year 2000 issue (Y2K) is the result of computer programs written using two digits rather than four to define the applicable year.  Any of the Company's computer and telecommunications programs that have date sensitive software may recognize a date using "00" as the year 1900 instead of 2000.  This could result in system failure or miscalculations causing disruptions in operations, including the ability to process transactions, send invoices, or engage in similar normal business activities.

   The Company cannot determine the extent to which the Company is vulnerable to third parties' failure to remediate their own Y2K problems.
   As a result, there can be no guarantee that the systems of other companies on which the Company's business relies will be timely converted, or that failure to convert by another company, or a conversion that is incompatible with the Company's systems, would have a material adverse affect on the Company. In view of the foregoing, there can be no assurance that the Y2K issue will not have a material adverse effect on the Company's business.




Note F:   Subsequent  event
------    -----------------
   Asset Purchase Agreement
   ------------------------
   Effective February 2, 1999, the Company consummated an Asset Purchase
   Agreement pursuant to which substantially all of its assets were sold to
   SkyLynx Communications, Inc. ("SkyLynx"), an Internet service provider operating in Florida, California and Oregon and serving approximately
   1,400 customers.  The purchase price of this acquisition was $390,770, consisting of $195,385 in cash and 25,607 shares of SkyLynx common stock.

   Unaudited Pro Forma Condensed, Combined Financial Information
   -------------------------------------------------------------
   The following unaudited pro forma condensed, combined balance sheet and pro forma condensed, combined statement of operations gives effect to the acquisition of the Company by SkyLynx as of and for the year ended
   December 31, 1998.  The unaudited condensed, combined statement of operations is presented as if the acquisition had occurred on January 1,
   1998.

   The unaudited pro forma condensed, combined financial information should be read in conjunction with the separate audited financial statements and notes thereto of each of the companies included in the pro forma as of and for the year ended December 31, 1998.



                               INTERACCESS CORP.
                              -----------------

                        Notes to Financial Statements

                              December 31, 1998

Note F:   Subsequent  event, continued
------    ----------------------------
   Unaudited Pro Forma Condensed, Combined Financial Information, continued
   ------------------------------------------------------------------------
   These unaudited pro forma condensed, combined statements are not necessarily indicative of results of operations had the acquisition occurred at January 1, 1998, nor of the results to be expected in the future.

   The following footnotes should be read in understanding pro forma adjustments to the unaudited pro forma condensed, consolidated statements.

   (a)    Adjustment to reflect the $390,770 asset purchase by SkyLynx;
          $170,385 allocated to the customer list, $25,000 allocated to property and equipment, and $195,385 allocated to the covenant not to compete. SkyLynx paid $195,385 in cash for the customer list and property and equipment. SkyLynx issued 25,607 common shares valued at market of approximately $7.63 per share as of the date of closing, in exchange for a covenant not to compete from the principals of Interaccess.

   (b) Adjustment to recognize depreciation on the property and amortization expense on the customer list and covenant not to compete agreement. The property was depreciated over three years
          ($8,333), the customer list was amortized over 3 years ($56,795), and the covenant not to compete was amortized over 18 months
          ($130,257).

   (c) Adjustment to revise the weighted average common shares outstanding and basic loss per share for the 25,607 common shares issued in the asset purchase agreement.

   (d) Reflects balances at December 31, 1998 of the Company that were not acquired by SkyLynx. Equity ($100), retained earnings
          ($51,957) and current liabilities ($36,143).

   The unaudited pro forma condensed, combined financial statements do not show a pro forma benefit for income taxes. The benefit from net operating losses has been offset by the establishing of a valuation allowance equal to the deferred tax asset derived from net operating losses. The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery.

                              INTERACCESS CORP.

                        Notes to Financial Statements

                              December 31, 1998

Note F:      Subsequent event
------  ----------------
   Unaudited Pro Forma Condensed, Combined Financial Information, continued
   ------------------------------------------------------------------------

                 PRO FORMA CONDENSED, COMBINED BALANCE SHEET
                              DECEMBER 31, 1998

                              SkyLynx           (d)
               Interaccess    Communications,   Pro Forma  Pro Forma     Pro
                                                Forma
               Corp.          Inc.              Adjustments Adjustments
Combined
               -----------    --------------    -----------              ---
                                                                         ---
                                                                         ---
                                                                         ---
                                                                         ---
                                                                         ---
                                                                         ---
Cash           $     344      $  512,925        $   (344)  $ (195,385)
(a)$ 317,540
Current assets    19,665         533,060            (344)     (195,385)  (a)
                              356,996
Total assets      35,294       2,407,603            (344)          -
2,442,553
Current
    liabilities   41,938       1,134,474         (36,143)         -
1,140,269
Total
    liabilities   41,938       1,134,474         (36,143)          -
1,140,269
Retained equity
    (deficit)     (6,744)     (5,553,586)        (51,957)         -
(5,612,287)
Total share-
   holders'
   equity.        (6,644)      1,273,129         (50,244)     195,385
(a)1,411,626


               PRO FORMA CONDENSED, COMBINED STATEMENT OF OPERATIONS
               FOR THE YEAR ENDED DECEMBER 31, 1998


                              SkyLynx           (d)
               Interaccess    Communications,   Pro Forma  Pro Forma     Pro
                                                Forma
               Corp.          Inc.              Adjustments Adjustments
Combined
               -----------    ---------------   -----------              ---
                                                                         ---
                                                                         ---
                                                                         ---
                                                                         ---
                                                                         ---
                                                                         ---
                                                                         -

Revenues       $ 262,291      $     7,898                  $     -       $
                                                            270,189
Operating
  costs and
  expenses       319,220        5,300,834                     195,385    (b)
                                                                         5,8
                                                                         15,
                                                                         439
Loss from
  operations     (56,929)      (5,292,936)                   (195,385)
(b)(5,545,250)
Interest and
  other expenses  (1,772)          18,104             1,813               18,145
                                                                                                41
Net loss         (58,701)      (5,274,832)                   (193,572)
(b)(5,527,105)

Weighted average
  common shares
  outstanding        500        8,946,874                      25,107    (c)
8,972,481
Basic loss per
   share        $(117.40)     $    (0.60)                  $   117.38    (c)
                                                              .62
                                  SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SKYLYNX COMMUNICATIONS, INC.                                     COMMUNICATIONS ,



Dated:  April 19, 1999             By:  /s/ Jeffery A. Mathias
        --------------                  -------------------------
                                        Jeffery A. Mathias, President



